Exhibit 10.22

Appendix A

REED’S, INC.
2007 STOCK INCENTIVE AWARD PLAN

Section 1.     Purpose.

(a)
The purpose of this 2007 Stock Incentive Award Plan (the “Plan”) is to enable Reed’s, Inc. (the “Company”) and its Subsidiaries and Affiliates to attract, retain, motivate, and reward employees, directors, and certain select service providers of the Company and its Subsidiaries and Affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees, directors and select service providers and the Company’s stockholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants.  Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Appreciation Rights; (v) Stock Units; and (vi) any combination of the foregoing.

Section 2.     Definitions.  The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)	“Affiliate” means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan.

(b)
“Award” means any Option, SAR, Restricted Stock, Stock Unit, or Stock granted as a bonus or in lieu of another award, Dividend Equivalent, or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(c)
“Award Agreement” means any Option Agreement, SAR Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company (or a Subsidiary or Affiliate) grants an Eligible Person an Award.

(d)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(e)	“Board” means the Company’s Board of Directors.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)
“Committee” means the Compensation Committee of the Board or any other committee authorized by the Board to administer the Plan of which the majority of the members are both Outside Directors and Non-Employee Directors.

(h)
“Corporate Transaction” means the occurrence of any of the following: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Covered Employee” means an Eligible Person who is an employee of the Company, a Subsidiary or an Affiliate.

(j)	“Date of Grant” has the meaning set forth in Treasury Regulation Section 1.409A-1.

(k)	“Disability” means a permanent and total disability as defined in Code Section 409A.

(l)
“Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(n)
“Fair Market Value” or “FMV” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee as follows: if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.  Fair Market Value relating to the exercise price or base price of any Option or SAR shall at all times conform to the applicable requirements of Code Section 409A.  Notwithstanding any provision of this subsection to the contrary, the Fair Market Value of an Award shall be established by the Committee immediately prior to the grant of such Award.

(o)	“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422.

(p)	“Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act.

(q)	“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(r)	“Option” means a right to purchase Stock granted under Section 6(b).

(s)	“Outside Director” has the meaning set forth in Code Section 162(m).

(t)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(u)	“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(v)	“Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(w)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(x)	“Stock” means shares of the Company’s Common Stock, no par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.

(y)	“Stock Appreciation Rights” or “SARs” means a right granted to a Participant under Section 6(c).

(z)
“Stock Units” means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period.  Stock Units subject to a risk of forfeiture may be designated as “Restricted Stock Units.”

(aa)
“Subsidiary” means any corporation (other than the Company or an Affiliate) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

Section 3.     Administration.

(a)
Authority of the Committee.  The Plan shall be administered by the Committee.  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Affiliates, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them.

(b)
Composition of the Committee.  The Committee shall consist of not less than three directors, all of whom shall be Outside Directors and Non-Employee Directors.  Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board.  The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent that, no Committee exists that has the authority to so administer the Plan.

(c)
Manner of Exercise of Committee Authority.  The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.  The Committee’s powers and authorities include, without limitation, the sole ability to determine: eligibility criteria for Awards; persons to whom, and the time or times at which, Awards shall be granted; number of shares of Stock to be covered by each Award; interpretation of Plan provisions; amendments, rules, and regulations relating to the Plan; consideration, if any, to be paid for Awards; specific terms and conditions of individual Awards; and Awards that qualify as performance-based compensation under Code Section 162(m).  The Committee shall have the power and authority to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary or Affiliate, or Section 16 Participants.

(e)
Committee Vacancies.  The Board shall fill all vacancies in the Committee.  The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent.  The Committee shall keep minutes of its meetings.  The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board.  The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary or Affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.     Stock Subject to Plan.

(a)
Overall Number of Shares Available.  Subject to adjustment as provided under Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 1,500,000.  Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)
Accounting Procedures.  The Committee may adopt reasonable accounting procedures to ensure appropriate counting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards), and make adjustments in accordance with this Section 4(b).  Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.  Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan.  The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.  In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan.

(c)
Individual Annual Award Limits.  No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 75,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.     Eligibility.

(a)
Eligibility.  Grants of Awards may be made from time to time to those officers, employees and directors of the Company or any Subsidiary or Affiliate who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”).  Eligible Persons may include, but shall not necessarily be limited to, employees, officers, and directors of the Company and any Subsidiary or Affiliate; however, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company, a Subsidiary or an Affiliate.  The Committee may grant more than one Award to the same Eligible Person.  No Award shall be granted to any Eligible Person during any period of time when such Eligible Person is on a leave of absence.  Awards to be granted to directors, which may include members of the Committee, must be approved and granted by a majority of the disinterested members of the Board.

(b)
Substitutions/Acquisitions.  Holders of awards granted by a company or business acquired by the Company or a Subsidiary or Affiliate, or with which the Company or a Subsidiary or Affiliate combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction.  In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan to become subject to the terms and conditions of Code Section 409A.

(c)
Participation.  An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee.  A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.

Section 6.     Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards.  All Awards granted under the Plan, including Awards of any Stock Units, shall be evidenced by individual agreements between the Company (or Subsidiary or Affiliate) and the applicable Eligible Person (an “Award Agreement”).  Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6.  Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided, that the exercise of such discretion shall in no event cause an Award that is not otherwise subject to the terms and conditions of Code Section 409A to become “subject to the terms and conditions of Code Section 409A” unless otherwise agreed upon between the Company (or Subsidiary or Affiliate) and the Eligible Person; provided further, that, to the extent an Award is subject to the terms and conditions of Code Section 409A, the Committee shall provide the Award in the form and manner required by Code Section 409A, unless otherwise agreed upon by the Company (or Subsidiary or Affiliate) and Eligible Person.  For purposes of the Plan, “subject to the terms and conditions of Code Section 409A,” means the applicable Award or compensation subject to said Award provides for a deferral of compensation as determined under Code Section 409A.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Company Law, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

(b)
Option Awards.  Options granted under the Plan shall be evidenced by an agreement (“Option Agreements”).  Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonqualified Stock Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of ten years from the Date of Grant.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary or Affiliate, or other property), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.

(ii)
Exercise Price.  The option price per share of Stock purchasable under a Nonqualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Stock at the Date of Grant in the case of a Participant who at the Date of Grant owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent or subsidiary corporations (as determined under Code Sections 424(d), (e) and (f))).

(iii)
Non-Transferability of Options.  No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, or to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option.  The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death.  Subject to Sections 6(b)(i) and 6(b)(v), if any Participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of death.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of Option.  The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(B)
Termination by Reason of Disability.  Subject to Sections 6(b)(i) and 6(b)(v), if a Participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of such termination of employment; and if the Participant dies within that two-year period (or such other period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period from the date of that termination of employment.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(C)
Termination for Cause.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant’s employment with the Company or any Subsidiary or Affiliate terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary or Affiliate) or a Participant’s employment with the Company (or a Subsidiary or Affiliate) terminates for any reason other than death, Disability, or for Cause, all Options held by that Participant shall terminate three months after the date employment terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option.  The balance of the Option shall be forfeited.

(E)
Leave of Absence.  In the event a Participant is granted a leave of absence by the Company or any Subsidiary or Affiliate to enter military service or because of sickness, the Participant’s employment with the Company or such Subsidiary or Affiliate will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary or Affiliate during such leave of absence or any extension thereof granted by the Company or such Subsidiary or Affiliate.  Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute.

(v)
Incentive Stock Options.  Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participant’s authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply).  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Code Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any ISO under Code Section 422.

(c)
Stock Appreciation Rights.  SARs granted under the Plan shall be evidenced by an agreement (“SAR Agreements”).  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment.  An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.  The grant price of each SAR shall be not less than the Fair Market Value of a share of Stock on the Date of Grant of such SAR.

(ii)
Other Terms.  The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the Date of Grant.  The Committee shall determine at the Date of Grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award.  The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)
Restricted Stock.  Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreements”).  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth on the applicable Restricted Stock Agreement, or thereafter.  Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock.  Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine.  Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock.  The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock.

(iv)
Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect.  Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)
Stock Units.  Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (“Stock Unit Agreement”).  The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions.  Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee.  In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter.  Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of terminations resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as “Restricted Stock Units” unless otherwise determined by the Committee.

(iii)
Dividend Equivalents.  Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units, either as a cash deferral or as a number of additional Stock Units with a value equal to the value of the Dividend Equivalents or with such value otherwise deemed reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(f)
Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company, a Subsidiary or an Affiliate; provided further, that any payment of such Stock as a bonus shall be paid or transferred to the Participant on the March 15 of the calendar year following the calendar year in which the Participant earned the bonus.

(g)
Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units.  The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

Section 7.     Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate.  Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards.  Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” or “renewal,” of a Stock right, as determined under Code Section 409A, so that such Stock rights thereby become subject to the terms and conditions of Code Section 409A.  Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is not otherwise subject to the terms and conditions of Code Section 409A becoming subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to subject an Award to Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)	Certain Limitations on Awards to Ensure Compliance with Code Section 409A.

(i)
409A Awards and Deferrals.  Other provisions of the Plan notwithstanding, the terms of any “409A Award” (which for this purpose means only such an Award held by a Participant subject to United States federal income tax and which is subject to the terms and conditions of Code Section 409A), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Code Section 409A, and any terms or conditions not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform said Award with Code Section 409A.  The following rules will apply to 409A Awards:

(A)
If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be permitted only at times in compliance with Code Section 409A (including transition rules thereunder);

(B)	The Company shall have no authority to accelerate or delay distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A;

(C)
Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a “Separation from Service” within the meaning of Code Section 409A (or at such earlier time preceding a termination of employment that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A);

(D)
Any distribution of a 409A Award to a “Specified Employee,” as determined under Code Section 409A, after Separation from Service, shall occur at the expiration of the six-month period following said Specified Employee’s Separation from Service.  In the case of installment payments, this six-month delay shall not affect the timing of any installment otherwise payable after the six-month delay period;

(E)
In the case of any distribution of a 409A Award, the time and form of payment for such distribution will be specified in the Award Agreement, which will be provided to the Participant in the manner provided for under Code Section 409A; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts;

(ii)
Distribution upon Vesting.  In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement, which will be provided to the Participant in the manner provided for under Code Section 409A; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

(iii)
Scope and Application of This Provision.  For purposes of the Plan, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

Section 8.     Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and Share Appreciation Rights outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Share Appreciation Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or Share Appreciation Rights, equal to the product of the number of shares of Stock subject to the Option or Share Appreciation Right (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or Share Appreciation Right Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or Share Appreciation Right during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and Share Appreciation Rights shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options and Share Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices in accordance with the provisions of Sections 5(b) and 10(c).

Section 9.     Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and Affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and Affiliates and the officers and directors of the Company and its Subsidiaries and Affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.  Accordingly, an Award Agreement may include terms providing for a “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

Section 10.     General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Paragraph.

(c)
Effect of Certain Changes.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of Stock reserved for issuance under the Plan, in the number and option price of Stock subject to outstanding Options granted under the Plan, in the number and purchase price of Stock subject to outstanding Award Agreements granted under the Plan, including the number of SARs, the number of shares of Restricted Stock, and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion, but the number of Stock subject to any Award shall always be a whole number.  Any fractional shares shall be eliminated.  Notwithstanding the foregoing, any event that results in a reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company that affects the Company’s Stock, any substitution or adjustment of the number of shares of Stock underlying the applicable Award shall be done in accordance with Treasury Regulation Section 1.409A-1(b)(5), so that such Award does not result in an extension, modification, or renewal, as such terms are defined under Code Section 409A.

(d)	Tax Provisions.

(i)
Withholding.  The Committee shall so require, as a condition of exercise, each Participant to agree that:  (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the optionee.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred.  The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(iv)
Right to Contest.  The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would:  (i) materially increase the benefits accruing to Participants under the Plan, or (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of a majority of the stockholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of stockholders.  Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval.  Except as otherwise provided, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, unless the written consent of the Participant is obtained.

(f)
Unfunded Status of Awards, Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Compliance with Code Section 162(m).

(i)
It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) unless otherwise determined by the Committee at the time of the Award grant.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(ii)
Notwithstanding any other provision of this Plan to the contrary, the Company may delay the payment of any amount otherwise due to the Participant under this Plan if the Company reasonably anticipates that its deduction resulting from such payment, either alone or in combination with any other amounts to be paid or provided to under any section of this Plan or any Award Agreement associated with the Plan, would be reduced or eliminated by the Code Section 162(m) deduction limitation; provided, however, that the Company shall make payments to the Participant at the earliest date at which the Company believes the Code Section 162(m) deduction limitation will no longer reduce or eliminate the Company’s deduction for such payments.

(j)
Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(k)
Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or Affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.  Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(l)
Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary or Affiliate, or by any stockholder of the Company or of any Subsidiary or Affiliate against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary or Affiliate will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(m)
Assumption.  The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor Company shall not be otherwise obligated to assume this Plan.

(n)
Severability; Entire Agreement.  If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(o)
Plan Effective Date.  The Plan will become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that the total vote cast on the proposal represents over 50 percent in interest of all securities entitled to vote on the proposal.  The date of such stockholder approval will be the Effective Date.  Unless earlier terminated by action of the Board, the authority of the Committee to make grants under the Plan will terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan and the Plan will remain in effect until such time as the Company has no further rights or obligations with respect to outstanding Awards or otherwise under the Plan.

(p)	Adoption.

(i)	This Plan was approved by the Board of Directors of the Company at a meeting on October 9, 2007.

(ii)	This Plan was approved by the stockholders of the Company at a meeting on November 19, 2007.

REEDS, INC.

By: /Christopher J. Reed/
Christopher J. Reed
Chief Executive Officer